UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Adicet Bio, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 (this Amended Proxy Statement) amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A of Adicet Bio, Inc. (the Company) that was originally filed with the Securities and Exchange Commission on April 23, 2024 (the Original Proxy Statement). This Amended Proxy Statement is being filed for the sole purpose of clarifying the voting standards with respect to broker non-votes on Proposal Nos. 3, 4, 5 and 6. Other than these changes on pages 5, 22, 24, 26 and 27, this Amended Proxy Statement does not otherwise modify or update any other disclosures presented in the Original Proxy Statement.

You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. The Company will make available to its stockholders this Amended Proxy Statement in lieu of the Original Proxy Statement.

ADICET BIO, INC.

131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 5, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (Annual Meeting) of Adicet Bio, Inc., will be held online on June 5, 2024 at 5:00 p.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.
To elect two class III directors to our board of directors, to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To approve an amendment to the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 5,000,000 shares of common stock;
3.
To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000;
4.
To approve an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law;
5.
To approve, on a non-binding advisory basis, the compensation of our named executive officers;
6.
To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
7.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
8.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Adicet Bio, Inc. stockholders of record at the close of business on April 9, 2024, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission’s “Notice and Access” rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (Notice) instead of a paper copy of our proxy materials and our 2023 Annual Report to Stockholders (2023 Annual Report). We plan to mail the Notice on or about April 23, 2024, which will contain instructions on how to access those documents and to cast your vote via the Internet as well as instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must provide the 16-digit control number as provided described in the Notice, or proxy card, or voting instruction form at www.proxyvote.com. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card. If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Chen Schor
Chen Schor
President, Chief Executive Officer

Boston, Massachusetts

April 23, 2024

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS	7
PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO ADICET BIO, INC. SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 5,000,000 SHARES OF COMMON STOCK	13
PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000	21
PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW	23
PROPOSAL NO. 5 – NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	26
PROPOSAL NO. 6 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	27
PROPOSAL NO. 7 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	28
CORPORATE GOVERNANCE	30
EXECUTIVE COMPENSATION	38
PAY VERSUS PERFORMANCE	47
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50
PRINCIPAL STOCKHOLDERS	52
REPORT OF THE AUDIT COMMITTEE	56
HOUSEHOLDING	57
STOCKHOLDER PROPOSALS	57
OTHER MATTERS	57
ANNEX A – AMENDMENT NO. 1 TO ADICET BIO, INC. SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN	58
ANNEX B – CERTIFICATE OF AMENDMENT – INCREASE IN AUTHORIZED SHARES	71
ANNEX C – CERTIFICATE OF AMENDMENT – OFFICER EXCULPATION	72

i

ADICET BIO, INC.

131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

to be held JUNE 5, 2024

This proxy statement for the 2024 annual meeting of stockholders (Proxy Statement) contains information about the 2024 Annual Meeting of Stockholders (Annual Meeting) of Adicet Bio, Inc., which will be held online on June 5, 2024 at 5:00 p.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2024, where you will be able to vote electronically and submit questions. The board of directors of Adicet Bio, Inc. is using this Proxy Statement to solicit proxies for use at the Annual Meeting. In this Proxy Statement, the terms “Company,” “Adicet Bio,” “Adicet,” “we,” “us,” and “our” refer to Adicet Bio, Inc. The mailing address of our principal executive office is Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on April 9, 2024 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting. We encourage you to vote your shares prior to the Annual Meeting.

We made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 available to stockholders on or about April 23, 2024.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 5, 2024:

This Proxy Statement and our 2023 Annual Report to Stockholders are
available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

ADICET BIO, INC

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 23, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (Notice). Our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2023 Annual Report to Stockholders (2023 Annual Report) will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our Annual Meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock as of April 9, 2024 starting on or about April 23, 2024. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement, the proxy card and our 2023 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a paper copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement and our 2023 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement.

How do I attend and participate in the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record as of April 9, 2024 will need to visit www.virtualshareholdermeeting.com/ACET2024 and use their control number found on the proxy card or the Notice, and beneficial owners of shares held in street name will need to follow the same instructions.

You will need the 16-digit control number included on your proxy card or the Notice, as applicable. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ACET2024. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 5:00 p.m. Eastern Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 4:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the meeting online?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 9, 2024.

How many votes can be cast by all stockholders?

There were 82,169,603 shares of our common stock, par value $0.0001 per share, outstanding on April 9, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. There are no cumulative voting rights. None of our shares of undesignated preferred stock were outstanding as of April 9, 2024.

Who is entitled to vote?

Holders of record of our common stock at the close of business on April 9, 2024, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. If you are a holder of record of our common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as "stockholders of record."

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as "street name stockholders."

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted through the Internet prior to the commencement of the Annual Meeting.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted by telephone prior to the commencement of the Annual Meeting.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 4, 2024.

•
During the Annual Meeting. If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACET2024. You will need your control number provided on your proxy card or the Notice in order to be able to vote during the Annual Meeting.

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet must be received by the cutoff time of 11:59 p.m. Eastern Time on June 4, 2024. Proxies submitted by mail must be received before the start of the Annual Meeting. If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you submit a proxy via the Internet, by telephone, or by mail, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet, by telephone, or by mail, you do not need to return your proxy card.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 4, 2024, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 82,169,503 shares of common stock outstanding and entitled to vote on April 9, 2024, our record date. Therefore, a quorum will be present if 41,084,752 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual

Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

How is the vote counted?

Under our bylaws, directors are elected by a plurality of the votes properly cast. This means that the three director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker “non-votes” (as defined below) will have no effect on the election of the nominees (Proposal No. 1).

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” do not have an impact on Proposal Nos. 2, 5, 6 and 7. Because Proposal Nos. 3 and 4 require an affirmative vote of a majority of the outstanding shares entitled to vote thereon, abstentions and broker "non-votes" on Proposal Nos. 3 and 4 will effectively be counted as votes against these proposals.

If you authorize your proxy to vote your shares electronically via the Internet or by telephone, or, if you properly marked, signed, dated and returned the proxy card mailed to you, the shares that the proxy represents will be voted in the manner specified on the proxy. If you properly signed and returned a proxy card but no specification is made, your shares will be voted (i) “for all” on the election of the director nominees named in this Proxy Statement, (ii) “for” the approval of the amendment to our second amended and restated 2018 stock option and incentive plan to increase the number of shares of common stock issuable under the plan, as described in this Proxy Statement, (iii) “for” the amendment to our certificate of incorporation that increases the number of authorized shares of common stock from 150,000,000 to 300,000,000, (iv) “for” the amendment to our certificate of incorporation that limits liability for certain officers to the maximum extent permitted by Delaware law, (v) “for” the ratification of a non-binding advisory vote on compensation of our named executive officers, (vi) for the ratification of a non-binding advisory vote of “one year” as the frequency of future advisory votes on the compensation of our named executive officers, and (vii) “for” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. Pursuant to the New York Stock Exchange (NYSE) rules, also applicable to Nasdaq companies, if you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. The amendment to our certificate of incorporation to increase the number of authorized shares (Proposal No. 3) and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm (Proposal No. 7) are considered to be a discretionary item under the NYSE rules and your broker or nominee will be able to vote on that item even if it does not receive instructions from you. The election of directors (Proposal No. 1), the approval of the amendment to our Second Amended and Restated 2018 Stock Option and Incentive Plan (Proposal No. 2), the amendment to our certificate of incorporation to limit liability for certain of our officers (Proposal No. 4), the ratification of, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 5) and the ratification of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 6) are considered non-discretionary items. A broker or nominee may not vote your shares with respect to these non-discretionary items if you have not provided instructions. This is called a “broker non-vote.” We strongly encourage you to submit your proxy with instructions and exercise your right to vote as a stockholder.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

Under our bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be timely submitted in writing to the Secretary of the Company, at 131 Dartmouth Street, 3rd Floor Boston, Massachusetts 02116 or by email at IR@adicetbio.com. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder who, in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act), wishes to present a proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must submit such proposals to us not later than December 19, 2024. These proposals must comply with all rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act. Additionally, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the same deadline noted herein to submit a notice of nomination for consideration at next year’s annual meeting. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the class I directors are Aya Jakobovits, Ph.D., Katie Peng and Chen Schor, and their terms will expire at the annual meeting of stockholders to be held in 2025;
•
the class II directors are Jeffrey Chodakewitz, M.D., Steve Dubin and Carl L. Gordon, Ph.D. and their terms will expire at the annual meeting of the stockholders to be held in 2026; and
•
the class III directors are Michael G. Kauffman, M.D., Ph.D. and Andrew Sinclair, Ph.D., and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, even if less than a quorum of the board of directors.

Our board of directors has nominated Michael G. Kauffman, M.D., Ph.D. and Andrew Sinclair, Ph.D. for election as the class III directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the properly submitted proxies may be voted for a substitute nominee selected by our board of directors.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our Nominating and Corporate Governance Committee of our board of directors (Nominating and Corporate Governance Committee) considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Adicet and our board of directors.

Nominees for Election as Class III Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 9, 2024.

Name	Position and Offices Held with Adicet Bio	Director Since	Age
Michael G. Kauffman, M.D., Ph.D.	Director	2021	60
Andrew Sinclair, Ph.D.	Director	2021	52

Michael G. Kauffman, M.D., Ph.D. has served as a member of our board of directors since November 2021. Since November, 2023, Dr. Kauffman has served as the Chief Executive Officer, President and member of the board of directors of Nereid Therapeutics Inc., a private biotechnology company. Dr. Kauffman co-founded Karyopharm Therapeutics Inc. (Karyopharm) (Nasdaq: KPTI) in 2008 and served as the Chief Executive Officer from January 2011 to April 2021, as Chief Medical Officer from December 2012 to July 2019, and as a director from 2008 to March 2022. Prior to joining Karyopharm, Dr. Kauffman served as Chief Medical Officer at Onyx Pharmaceuticals Inc. (Onyx) (acquired by Amgen Inc.) from November 2009 until December 2010, which acquired Proteolix Inc. in November 2009 where he was Chief Medical Officer after being a member of the board of directors from April 2009 until its acquisition by Onyx. Prior to joining Onyx, Dr. Kauffman was an operating partner at Bessemer Venture Partners where he led investments in biotechnology companies.

Prior to that, he served as President and Chief Executive Officer at Epix Pharmaceuticals, Inc. and President and Chief Executive Officer of Predix Pharmaceuticals, Inc. From May 2017 to June 2020, Dr. Kauffman served on the board of Infinity Pharmaceuticals, Inc. (Nasdaq: INFI). In addition to Adicet, Dr. Kauffman has served on the board of directors of Kezar Life Sciences, Inc. (Nasdaq: KZR) since June 2017, Verastem Inc. (Nasdaq: VSTM) since November 2012, and BiVictriX Therapeutics, Plc since January 2022, along with private companies Incendia Therapeutics, Inc. (formerly Parthenon Therapeutics, Inc.) since October 2022 and Mirror Biologics, Inc. since September 2022. We believe Dr. Kauffman is qualified to serve on our board of directors due to his experience and leadership roles in the pharmaceutical industry.

Andrew Sinclair, Ph.D. has served as a member of our board of directors since March 2021. Dr. Sinclair is currently a partner at Abingworth LLP (Abingworth), a life sciences investment group. He has been at Abingworth since November 2008 where he has served in various positions focusing on investments in public and private biotech and pharmaceutical companies. Prior to joining Abingworth, he was senior equity analyst, director at HSBC Global Markets, where he was responsible for investment research in the mid-cap pharmaceutical sector. Previously, Dr. Sinclair held biotechnology analyst positions at Credit Suisse and SG Cowen. Dr. Sinclair has served on the board of directors of Soleno Therapeutics, Inc. (Nasdaq: SLNO) since December 2018 and previously served on the boards of directors of Sierra Oncology, Inc. (acquired by GSK plc) from November 2019 to July 2022, and Verona Pharma plc (Nasdaq: VRNA) from July 2016 to April 2022. Dr. Sinclair received his B.Sc. in Microbiology from King's College London and his Ph.D. in Chemistry and Genetic Engineering at the BBSRC Institute of Plant Science, Norwich, United Kingdom. Dr. Sinclair qualified as a chartered accountant, formerly with KPMG LLP. We believe Dr. Sinclair is qualified to serve on our board of directors due to his extensive background in strategic development within the biotechnology and pharmaceutical industries.

Vote Required and Board of Directors’ Recommendation

To be elected, the director nominees must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominee receiving the most votes will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld and broker “non-votes” will have no effect on the election of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF Michael G. Kauffman, M.D., Ph.D. and Andrew Sinclair, PH.D. AS THE CLASS III DIRECTORS, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2027.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 9, 2024.

Name	Position and Offices Held with Adicet Bio	Position Held Since(1)	Class and Year in Which Term Expires	Age
Aya Jakobovits, Ph.D.	Director	2014	Class I – 2025	71
Chen Schor	President, Chief Executive Officer and Director	2020	Class I – 2025	51
Katie Peng	Director	2023	Class I—2025	53
Carl L. Gordon, Ph.D.	Director	2015	Class II – 2026	58
Jeffrey Chodakewitz, M.D.	Director	2020	Class II – 2026	67
Steve Dubin	Director	2020	Class II – 2026	70
(1)
The years set forth below reflect when the director joined our board of directors.

Class I Directors (Term Expires at 2025 Annual Meeting)

Aya Jakobovits, Ph.D. has served as a member of our board of directors since the completion of the merger of resTORbio, Inc. (resTORbio) and Adicet Bio, Inc. (when referred to prior to the Merger, Former Adicet) in September 2020 (the Merger) and previously served as a member of the board of directors of Former Adicet since November 2014. Dr. Jakobovits founded Former Adicet and served as President and Chief Executive Officer from its incorporation until February 2018. From February 2018 until February 2019, Dr. Jakobovits served as a senior strategic advisor to Former Adicet. Prior to starting Former Adicet, Dr. Jakobovits served as a Venture Partner with OrbiMed Advisors LLC from 2011 to 2016. From September 2010 to December 2013, she served as President and Founding Chief Executive Officer of Kite Pharma Inc. From December 2007 to June 2010, she served as Executive Vice President, Head of Research and Development at Agensys Inc. (Agensys), an affiliate of Astellas Pharma, Inc. (Astellas). Before Agensys’ acquisition by Astellas, she served as Agensys’ Senior Vice President, Technology and Corporate Development and Chief Scientific Officer and led its research, development, clinical and corporate development operations from January 1999 to December 2007. Before Agensys, from 1996 to 1999, Dr. Jakobovits served as Director, Discovery Research and Principal Scientist at Abgenix Inc. (acquired by Amgen Inc.) which was spun out of Cell Genesys, Inc. (Cell Genesys) in 1996 based on the XenoMouse® technology developed under her leadership. She joined Cell Genesys in 1989 and served ultimately as Director, Molecular Immunology. Dr. Jakobovits currently serves on the boards of directors of Dorian Therapeutics Inc. She served on the board of UCLA Technology Development Corporation from 2017 to 2022 and on the board of Yeda Research and Development Co. Ltd. From 2019 to 2023. Dr. Jakobovits previously served on the boards of directors of cCAM Biotherapeutics Ltd. (acquired by Merck & Co. Inc.) from 2013 to 2015 and the Alliance for Cancer Gene Therapy from 2015 to 2019. Dr. Jakobovits received her B.Sc. from the Hebrew University of Jerusalem, her M.Sc. in Chemistry and Ph.D. in Life Sciences from the Weizmann Institute of Sciences, Israel, and was a postdoctoral fellow at University of California, San Francisco and at Genentech, Inc. (Genentech). We believe Dr. Jakobovits is qualified to serve on our board of directors because of her expertise, experience, and track record in forming and growing successful companies and in developing immunotherapy platform technologies and oncology products.

Chen Schor has served as our President and Chief Executive Officer and as a member of our board of directors since the completion of the Merger. Previously, he held the role of director, President and Chief Executive Officer at resTORbio since co-founding the company in 2016. Mr. Schor previously served as President, Chief Executive Officer and director of Synta Pharmaceuticals Corp. from May 2015 until its merger with Madrigal Pharmaceuticals, Inc. in July 2017, and prior to that, from 2014 until 2016, Mr. Schor served as the company’s Executive Vice President and Chief Operation Officer. From September 2012 to December 2014, Mr. Schor served as President and Chief Executive Officer of Novalere FP, Inc. From September 2011 to October 2012, Mr. Schor served as Chief Business Officer of Eleven Biotherapeutics, Inc. From March 2009 until September 2011, Mr. Schor served as Vice President of Business Development, global branded products at Teva Pharmaceutical Industries Limited (NYSE: TEVA). Mr. Schor currently serves on the board of the Alliance for Cancer Gene Therapy, a non-for-profit organization committed to advancing new cancer cell and gene therapies. He is also chair of the board of directors of Carbon Biosciences, Inc., a member of the board of directors of Karyopharm since December 2020, and previously served on the board of Brainstorm Cell Therapeutics Inc. (Nasdaq: BCLI) from September 2011 to April 2020. Mr. Schor received his M.B.A. from Tel Aviv University, a B.A. in Economics and Accounting from Haifa University and a B.A. in Biology from Tel Aviv University. We believe that Mr. Schor is qualified to serve on our board of directors due to his service as our President and Chief Executive Officer and his extensive knowledge of our company and industry.

Katie Peng has served as a member of our board of directors since July 2023. Since September 2021, Ms. Peng has served as Chief Commercial Officer at Denali Therapeutics Inc. (Nasdaq: DNLI). From April 2017 to September 2021, Ms. Peng served as the Senior Vice President, Head of the Ophthalmology, Metabolism, Neurosciences, Immunology Business Unit at Genentech, where she was responsible for the oncology, neurology, and rare diseases portfolio, and served as part of Genentech’s commercial leadership team. From February 2012 to April 2017, Ms. Peng held a number of senior leadership positions at Roche Holding AG (Roche), managing the Roche portfolio in the Asia Pacific region as the General Manager of two countries. Ms. Peng has also served as a member of the board of directors of Scholar Rock Holding Corporation (Nasdaq: SRRK) since February 2024, and serves as a board member for the nonprofit organization California Life Sciences. She holds a B.A. from the University of California, Berkeley and an M.B.A. from the Kelley School of Business, Indiana University. We believe Ms. Peng is qualified to serve on our board of directors because of her expertise and experience working for various pharmaceutical and biotechnology companies.

Class II Directors (Term Expires at 2026 Annual Meeting)

Carl L. Gordon, Ph.D, CFA has served as a member of our board of directors since the completion of the Merger and previously served as a member of the board of directors of Former Adicet since August 2015. Dr. Gordon is a founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm. Dr. Gordon has served on the boards of directors of ArriVent Biopharma, Inc. (Nasdaq: AVBP) since December 2022, Compass Therapeutics, Inc. (Nasdaq: CMPX) since September 2015, Keros Therapeutics, Inc. (Nasdaq: KROS) since March 2020, Kinnate Biopharma, Inc. (Nasdaq: KNTE) since December 2019, and Terns Pharmaceuticals, Inc. (Nasdaq: TERN) since October 2018, as well as several private companies. Dr. Gordon previously served on the boards of directors of Alector Inc. (Nasdaq: ALEC) from October 2013 to June 2019, Arsanis, Inc. (which merged with X4 Pharmaceuticals, Inc.) from January 2013 to March 2019, Gemini Therapeutics, Inc. (which merged with Disc Medicine, Inc.) from April 2016 to December 2022, ORIC Pharmaceuticals, Inc. (Nasdaq: ORIC) from November 2015 to November 2021, Passage Bio Inc. (Nasdaq: PASG) from September 2018 to February 2020, Prevail Therapeutics Inc. (acquired by Eli Lilly and Company) from October 2017 to January 2021, SpringWorks Therapeutics Inc. (Nasdaq: SWTX) from August 2017 to September 2019, Theseus Pharmaceuticals, Inc. (Nasdaq: THRX) from June 2018 to February 2024 and Turning Point Therapeutics, Inc. (acquired by Bristol-Myers Squibb Company) from May 2017 to November 2020. Dr. Gordon received a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology, and was a Fellow at The Rockefeller University. We believe Dr. Gordon is qualified to serve as the Chairperson of our board of directors because of his venture capital experience, expertise in the scientific field of molecular biology and financial credentials.

Jeffrey Chodakewitz, M.D. has served as a member of our board of directors since the completion of the Merger and previously served as a member of the board of directors of resTORbio since August 2018. Since October 2022, Dr. Chodakewitz has served as Entrepreneur-in-Residence at Yale University Ventures and since December 2022, he has served as Advisory Partner of Ascenta Capital Management LLC. From March 2019 to January 2022, Dr. Chodakewitz served as a senior/executive advisor at Blackstone Life Sciences. From April 2018 through March 2019, Dr. Chodakewitz served as Executive Vice President, Clinical Medicine and External Innovation, at Vertex Pharmaceuticals Incorporated (Vertex) (Nasdaq: VRTX). Prior to that role, Dr. Chodakewitz held the roles of Chief Medical Officer and Executive Vice President, Global Medicines Development and Medical Affairs at Vertex from January 2014 to April 2018 and was a member of the Vertex Executive Committee. From December 1990 to December 2013, he worked at Merck & Co., Inc. (NYSE: MRK), where he served in a number of positions including Head of Infectious Diseases and Vaccines Global Development from August 2013 to December 2013, Senior Vice President of Global Scientific Strategy (Infectious Disease, Respiratory & Immunology) from January 2013 to August 2013 and Senior Vice President of Late Stage Development from March 2011 to January 2013. Dr. Chodakewitz is a Diplomate of the National Board of Medical Examiners and the American Board of Internal Medicine (both Internal Medicine and Infectious Disease). Dr. Chodakewitz has served as a member of the board of directors of Praxis Precision Medicines, Inc. (Nasdaq: PRAX) since April 2021, Schrodinger, Inc. (Nasdaq: SDGR) since April 2020 and Freeline Therapeutics Holdings plc. (Nasdaq: FRLN) since September 2019, and previously served on the board of public company Tetraphase Pharmaceuticals Inc. from June 2014 to July 2020, which was acquired by La Jolla Pharmaceutical Company in July 2020. He holds a B.S in Biochemistry cum laude from Yale University and an M.D. from the Yale University School of Medicine. We believe Dr. Chodakewitz is qualified to serve on our board of directors because of his extensive experience working for various pharmaceutical and biotechnology companies.

Steve Dubin, J.D. has served as a member of our board of directors since the completion of the Merger. Since November 2011, Mr. Dubin has been a Principal in SDA Ventures LLC, a firm focused on assisting emerging growth and middle-market companies, primarily in the health & wellness and nutritional products markets, on matters including corporate development, business acquisition, customer relations, growth strategies and corporate finance. From 2006 until its acquisition by Koninklijke DSM N.V. (DSM) in February 2011, Mr. Dubin served as Chief Executive Officer and a member of the board of directors of Martek Biosciences Corporation (Martek). He later served as President of DSM’s Nutritional Lipids Division from February 2011 through October 2011 and as a Senior Advisor to DSM Nutritional Products from November 2011 through October 2012. After joining Martek in 1992 and serving in various management positions, including Chief Financial Officer, Treasurer, Secretary, General Counsel and Senior Vice President, Business Development, he served as President of Martek from 2003 to 2006. Mr. Dubin currently serves as a member of the board of directors of privately held companies Triton Algae Innovations, Ltd. and Phytolon LTD. From May 2013 to March 2024, Mr. Dubin served on the board of directors of Alcresta Therapeutics, Inc. From January 2014 to January 2018, Mr. Dubin served on the board of directors of Enzymotec Ltd. Mr. Dubin is a certified public accountant and a member of the Maryland Bar. He holds a bachelor’s degree in accounting from the University of Maryland and a J.D. from the National Law Center at George Washington University. We believe Mr. Dubin is qualified to serve on our board of directors because of his accounting experience and extensive experience working with emerging growth and middle-market companies.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Board Diversity Matrix

The composition of our board of directors currently includes two individuals who are diverse under the Nasdaq listing rule regarding board diversity, representing gender diversity of 25%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix (As of April 9, 2024)
Total Number of Directors		8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Adicet Bio and their ages as of April 9, 2024.

Name	Position Held with Adicet	Officer Since(1)	Age
Blake Aftab, Ph.D.	Chief Scientific Officer	2021	42
Francesco Galimi, M.D., Ph.D.	Chief Medical Officer	2019	56
Nick Harvey	Chief Financial Officer	2020	63
Donald Healey, Ph.D.	Chief Technology Officer	2020	62

(1) The years set forth below reflect when the individual became an executive officer of our company.

You should refer to “Class I Directors” above for information about our Chief Executive Officer and President, Chen Schor. Biographical information for our other executive officers, as of April 9, 2024, is set forth below.

Blake Aftab, Ph.D. has served as our Chief Scientific Officer since October 2021 and previously served as Vice President of Research and Development since April 2021. Prior to Adicet, Dr. Aftab worked at Atara Biotherapeutics, Inc. (Atara) (NasdaqGS: ATRA), where he served as Vice President and Head of Preclinical and Translational Sciences and other various leadership roles from April 2015 to March 2021. During his tenure at Atara, Dr. Aftab was responsible for research strategy and execution of Atara’s preclinical science and translational medicine activities. Prior to that, Dr. Aftab held various roles of increasing responsibility at the University of California, San Francisco School of Medicine from October 2012 to August 2015. Dr. Aftab received his Ph.D. from the John Hopkins University School of Medicine and holds a B.S. in Pharmacology from the University of California.

Francesco Galimi, M.D., Ph.D. has served as our Chief Medical Officer since the completion of the Merger and previously served as Chief Medical Officer of Former Adicet since September 2019. Prior to Adicet, Dr. Galimi worked at Amgen Inc. (Amgen) (NasdaqGS: AMGN), where he served as Global Program General Manager, Early Development from August 2015 to September 2019. During his tenure at Amgen, he was responsible for the cross-functional strategy and execution of a portfolio of oncology programs, from pre-IND to late-stage. From November 2014 to August 2015, Dr. Galimi was the Head of Clinical Development at Onyx Pharmaceuticals Inc. (acquired by Amgen), where he led the Oncology Clinical Development Group. From 2011 to 2014 he served in leadership roles at the Genomics Institute of the Novartis Research Foundation, leading the early development of a portfolio of oncology programs. Dr. Galimi holds a M.D. from the University of Torino Medical School with a specialty certification in Medical Oncology, and a Ph.D. in Human Oncology from the University of Torino Medical School.

Donald Healey, Ph.D. has served as our Chief Technology Officer since October 2020. From February 2017 to October 2020, Dr. Healey served as the Senior Vice President, Operations and Site Head for KBI Biopharma, Inc., a biopharmaceutical contract services organization. From April 2010 to February 2017, Dr. Healey held multiple roles at Acer Therapeutics Inc. (formerly Opexa Therapeutics, Inc. and acquired by Zevra Therapeutics (NasdaqGS: ZVRA)) (Acer), where he was responsible for all pre-clinical scientific development, closed-system process design and the scaling of Acer’s autologous T-cell immunotherapy. From March 2001 to April 2010, Dr. Healey held various positions at Argos Therapeutics, Inc. and ML Laboratories, UK, (formerly Cobra Therapeutics Ltd.). Dr. Healey received his Ph.D. from University of London, and holds a B.Sc. in Cellular Pathology from Bristol University.

Nick Harvey has served as our Chief Financial Officer since the completion of the Merger. Previously, he served as the Chief Financial Officer since July 2018 and the Executive Vice President and Treasurer since October 2018 of Centrexion Therapeutics Corporation until December 2019, then as Senior Advisor through January 2020. From June 2017 through June 2018, he served as an independent consultant to private and public life science companies. Prior to that, Mr. Harvey served as the Chief Financial Officer of Radius Health Inc. (acquired by Gurnet Point Capital and Patient Square Capital) from December 2006 to May 2017. Mr. Harvey received a Bachelor of Economics degree and a Bachelor of Laws degree with first-class honors from the Australian National University and an M.B.A. from the Harvard Business School.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – TO APPROVE AN AMENDMENT TO THE ADICET BIO, INC. SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 5,000,000 SHARES OF COMMON STOCK

Our board of directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts we largely depend for the successful conduct of its business, to acquire a proprietary interest in the Company. Our board of directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company.

On April 11, 2024, upon the recommendation of the Compensation Committee of our board of directors (Compensation Committee), our board of directors approved an amendment to the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan (2018 Plan), and as proposed to be amended (Amended 2018 Plan) subject to stockholder approval, to, among other things, increase the aggregate number of shares authorized for issuance under the 2018 Plan by 5,000,000 shares, plus on January 1, 2025 and each January 1, thereafter, the number of shares authorized for issuance shall be increased by the lesser of 5% of the number of shares of common stock issued and outstanding (inclusive of shares of common stock issuable upon the exercise of our outstanding pre-funded warrants) on the immediately preceding December 31, or such lesser number as determined by the Compensation Committee. A copy of the Amended 2018 Plan is attached as Annex A to this Proxy Statement and is incorporated herein by reference.

This amendment was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to the Company’s employees, non-employee directors and other key persons and to ensure that we can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate executives and employees for the next one to two years; however the share reserve may last longer or shorter depending on our hiring needs and fluctuations in our stock price, among other things. Approval of this Proposal No. 2 is contingent on the approval of Proposal No. 3, providing for an increase in the authorized number of shares of common stock. If Proposal No. 3 is not approved, Proposal No. 2 will not be adopted. Assuming the approval of Proposal No. 3, approval of this Proposal No. 2 will become effective following the filing of the charter amendment with the Secretary of State of the State of Delaware.

In determining the size of the requested increase to the 2018 Plan, the Compensation Committee considered that the increase of 5,000,000 shares represents approximately 6.1% of the common stock outstanding and that the resulting total overhang of approximately 19.3 million shares represents approximately 23.5% of common stock outstanding, positioning us slightly below the median of similarly-sized industry peer companies.

As of April 9, 2024, there were stock options to acquire 12,712,774 shares of common stock outstanding under our equity compensation plans and other grants (9,828,518 shares under our 2018 Plan, 890,566 shares under our 2015 Stock Incentive Plan (2015 Plan), 22,987 shares under our 2014 Plan, 1,472,200 shares under our 2022 Inducement Equity Plan (Inducement Plan) to new hires as inducement grants made in accordance with Nasdaq Listing Rule 5635(c)) and 498,503 shares that are non-plan inducement grants, with a weighted average exercise price of $8.44 ($7.82 under our 2018 Plan, $11.37 under our 2015 Plan, $1.61 under our 2014 Plan, $8.60 under our Inducement Plan and $15.38 for non-plan inducement grants) and a weighted average remaining term of 8.46 years (8.62 under our 2018 Plan, 7.10 under our 2015 Plan, 5.12 under our 2014 Plan, 8.85 under our Inducement Plan and 7.08 for our non-plan inducement grants). In addition, as of April 9, 2024, there were 791,420 restricted stock full value awards outstanding under our equity compensation plans. As of April 9, 2024, there were 272,865 shares of common stock available for awards under our 2018 Plan, which does not reflect the additional 5,000,000 shares reserved under the Amended 2018 Plan as set forth in this proposal. The proposed increase will allow for equity awards to be granted out of the share pool for a period of approximately 1-2 years.

In addition, on January 26, 2024, the Compensation Committee approved to the individuals noted below, effective upon the Board and shareholder approval of the Amended 2018 Plan (the Effective Date of the Amended 2018 Plan ), options to acquire up to the number of shares of Common Stock to certain individuals at an exercise price equal to the closing price of the Common Stock on the Effective Date of the Amended 2018 Plan (the Contingent Option Grants). To the extent stockholder approval of the Amended 2018 Plan is not obtained, the Contingent Option Grants shall be forfeited in their entirety.

Name	Title	Number of Options	Vesting Schedule	Vesting Start Date
Chen Schor	Chief Executive Officer	1,770,427	(1)	January 26, 2024
Nick Harvey	Chief Financial Officer	374,829	(1)	January 26, 2024
Francesco Galimi, M.D., Ph.D.	Chief Medical Officer	375,077	(1)	January 26, 2024
Donald Healey, Ph.D.	Chief Technology Officer	271,595	(1)	January 26, 2024
Blake Aftab, Ph.D.	Chief Scientific Officer	336,911	(1)	January 26, 2024
Other members of senior management team		179,064	(1)	January 26, 2024
Total		3,307,903

(1) The shares subject to this option vests as follows: 1/48th of the shares shall vest in forty-eight (48) equal monthly installments following the Vesting Start Date; provided that the individual maintains a service relationship with the Company on each such vesting date.

Summary of Material Features of the Amended 2018 Plan

If this Proposal No. 2 is approved by our stockholders, the material features of the Amended 2018 Plan are:

•
The maximum number of shares of common stock to be issued under the Amended 2018 Plan is 16,594,548; thereafter, such maximum number shall be cumulatively increased on January 1, 2025 and on each January 1 thereafter by 5% of the number of shares of common stock issued and outstanding (inclusive of shares of common stock issuable upon the exercise of our outstanding pre-funded warrants) on the immediately preceding December 31 (Annual Increase);
•
The maximum number of shares of common stock that may be issued under the Amended 2018 Plan as incentive stock options is 16,594,548, as increased on January 1, 2025 and each January 1 thereafter by the lesser of the Annual Increase or 3,150,000 shares of common stock;
•
All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Amended 2018 Plan, subject to the discretion of the administrator, and the company has a practice of granting equity awards broadly to approximately all its eligible employees;
•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;
•
Shares reacquired on the open market will not be added to the reserved pool under the Amended 2018 Plan;
•
The value of all awards awarded under the Amended 2018 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $1,000,000; and
•
The term of the Amended 2018 Plan will expire on June 1, 2033.

Based solely on the closing price of our common stock as reported by Nasdaq on April 9, 2024, which was $2.29, and the maximum number of shares that would have been available for awards as of such date under the Amended 2018 Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Amended 2018 Plan is $26.4 million. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of common stock or otherwise terminated, other than by exercise, under the Amended 2018 Plan and the 2017 Stock Incentive Plan (2017 Plan) and the 2015 Stock Incentive Plan (2015 Plan) will be added back to the shares of common stock available for issuance under the Amended 2018 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Amended 2018 Plan.

Rationale for Share Increase

The Amended 2018 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and our board of directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for continued growth and success.

We aim to both properly incentivize our key personnel while also managing our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. Our Compensation Committee carefully monitors our annual net burn rate, total dilution or overhang, and equity expense both in the aggregate and relative to our peer group of similarly-sized companies within the pharmaceuticals, biotechnology and life sciences industry, in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

If the stockholders fail to approve an increase to the 2018 Plan, and we do not have sufficient shares to provide equity incentive compensation, we will need to utilize other types of incentive compensation structures in order to retain and incentivize our employees, including compensation structures that require an increased use in cash.

Summary of the Amended 2018 Plan

The following description of certain provisions of the Amended 2018 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended 2018 Plan, a copy of which is attached to this Proxy Statement as Annex A and is incorporated herein by reference.

Administration

The Amended 2018 Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2018 Plan. The Compensation Committee may delegate to the chief executive officer or one or more executive officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits

All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Amended 2018 Plan, subject to the discretion of the administrator. As of April 9, 2024, approximately 165 individuals were eligible to participate in the Amended 2018 Plan, which includes 7 executive officers, 143 employees who are not executive officers, 8 non-employee directors and 7 consultants. There are certain limits on the number of awards that may be granted under the Amended 2018 Plan. For example, no more than 16,594,548 shares of common stock (as increased each year by the lesser of 3,150,000 shares or the Annual Increase and subject in each case to adjustment for stock splits and similar events) may be granted in the form of incentive stock options.

Director Compensation Limit

The Amended 2018 Plan provides that the value of all awards awarded under the Amended 2018 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $1,000,000.

Stock Options

The Amended 2018 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (Code) and (2) options that do not so qualify. Options granted under the Amended 2018 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended 2018 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights

The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock

The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units (RSUs)

The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards

The Compensation Committee may also grant shares of common stock that are free from any restrictions under the Amended 2018 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights

The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards

The Compensation Committee may grant cash bonuses under the Amended 2018 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Performance Share Awards

The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the Compensation Committee shall determine.

Change of Control Provisions

In the event of a “sale event,” as defined in the Amended 2018 Plan, awards under the Amended 2018 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Amended 2018 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended 2018 Plan, to certain limits in the Amended 2018 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events (including the reverse stock split to be effected in connection with the Merger).

Tax Withholding

Participants in the Amended 2018 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.

Amendments and Termination

Our board of directors may at any time amend or discontinue the Amended 2018 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the Amended 2018 Plan will be subject to approval by our stockholders. However, the Compensation Committee is specifically authorized, without the consent of stockholders, to reduce the exercise price of outstanding options or stock appreciation right or effect repricing through the cancellation of outstanding awards in exchange for cash or other awards. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan

The Amended 2018 Plan, as amended and restated, was approved by our board of directors on April 17, 2023. Awards of incentive options may be granted under the Amended 2018 Plan until April 17, 2033. No other awards may be granted under the Amended 2018 Plan after the date that is ten years from the Amended 2018 Plan, as amended and restated is approved by our stockholders.

New Plan Benefits

Because the grant of awards under the Amended 2018 Plan is at the discretion of the Compensation Committee and our board of directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2018 Plan. However, on January 26, 2024, the Compensation Committee approved the Contingent Option Grants. The following table provides information concerning the Contingent Option Grants made to each of the following persons and groups: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group. The Contingent Option Grants will be automatically cancelled and will be of no further force and effect in the event that stockholder approval of the Amended 2018 Plan is not obtained.

	Contingent Option Grants
Name and Position	Exercise Price ($)	Number of Awards (#)
Chen Schor, President and Chief Executive Officer	(1)	1,770,427
Nick Harvey, Chief Financial Officer	(1)	374,829
Donald Healey, Chief Technology Officer	(1)	271,595
All current executive officers, as a group	(1)	3,128,839
All current directors who are not executive officers, as a group	(1)	—
All current employees who are not executive officers, as a group	(1)	179,064

(1) All Contingent Option Grants shall have an exercise price equal to the closing price of the Common Stock on the Effective Date of the Amended 2018 Plan.

Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the total number of awards that have been granted under the Amended 2018 Plan as of April 9, 2024 (including the Contingent Option Awards).

Name and Position	Number of Shares (#)
Chen Schor, President and Chief Executive Officer	5,533,598
Nick Harvey, Chief Financial Officer	1,331,959
Donald Healey, Chief Technology Officer	1,031,572
All current executive officers, as a group	10,079,424
All current directors who are not executive officers, as a group	661,500
Each nominee for election as a director
Michael G. Kauffman, M.D., Ph.D.	87,800
Andrew Sinclair, Ph.D.	106,300
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All current employees who are not executive officers, as a group	5,678,573

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2018 Plan. It does not describe all federal tax consequences under the Amended 2018 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We will generally be entitled to a tax deduction in connection with other awards under the Amended 2018 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Amended 2018 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of shares of common stock properly cast at the Annual Meeting with a quorum present and entitled to vote on this Proposal is required to approve the Amended 2018 Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF ADICET BIO, INC. AMENDMENT TO THE SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE

AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000

Our Third Amended and Restated Certificate of Incorporation currently authorizes the issuance of 150,000,000 shares of common stock. In April 2024, our board of directors declared it advisable and approved and adopted an amendment, subject to approval and adoption by our stockholders, to our Third Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 300,000,000 (the Authorized Shares Charter Amendment). Our board of directors is requesting stockholder approval of the Authorized Shares Charter Amendment.

The additional common stock to be authorized by adoption of the Authorized Shares Charter Amendment would have rights identical to our currently outstanding common stock. Adoption of the Authorized Shares Charter Amendment and issuance of additional common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the voting rights of current holders of common stock. If the Authorized Shares Charter Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we currently plan to file promptly following the Annual Meeting if this proposal is approved. Other than the increase of authorized shares of Common Stock as described in this Proposal and the addition of Article X pursuant to Proposal No. 4 below, the remainder of our Third Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Authorized Shares Charter Amendment is not approved by our stockholders, but our stockholders elect to approve the Exculpation Charter Amendment, then we will solely amend our Third Amended and Restated Certificate of Incorporation to solely reflect the Authorized Shares Charter Amendment. If neither the proposed Exculpation Charter Amendment or the Authorized Shares Charter Amendment are approved, then our Third Amended and Restated Certificate of Incorporation will remain unchanged.

Our board of directors believes that additional authorized shares of common stock would give us the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable us to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the Nasdaq rules. The discretion of our board of directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

Form of the Amendment

If the stockholders approve this proposal, our Third Amended and Restated Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 150,000,000 shares to 300,000,000 shares. The par value of the common stock will remain at $0.0001 per share. There will be no change to the number of authorized shares of undesignated preferred stock. The Certificate of Amendment would amend the first paragraph of ARTICLE IV of the Third Amended and Restated Certificate of Incorporation in its entirety to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”

The remaining text of ARTICLE IV of our Third Amended and Restated Certificate of Incorporation will remain unchanged.

Purpose for the Increase in Authorized Shares

Our board of directors believes it is in the best interest of the Company and stockholders to increase the number of authorized shares of our common stock to give the Company greater flexibility in considering and planning for future business needs. We currently do not have any specific plans, arrangements or understandings to issue additional shares of our common stock, except for (i) the issuance of shares of common stock pursuant to our equity incentive plans and (ii) potential issuances pursuant to our sales agreement with Jefferies LLC (Sales Agreement), through which we may offer and sell shares of our common stock from time to time in “at-the-market” offerings. Having the additional authorized shares available will provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives for our employees.

As of April 9, 2024, we were authorized to issue up to 150,000,000 shares of our common stock, of which 82,169,503 were issued and outstanding. An additional 15,820,689 shares of our common stock were reserved for issuance under our equity incentive plans and other inducement equity grants, including shares of common stock issuable upon the exercise of outstanding stock options, shares of common stock issuable upon the vesting and settlement of outstanding RSUs and shares of common stock reserved for future issuance under our 2018 Plan and our Amended and Restated 2018 Employee Stock Purchase Plan. In addition, we have reserved 8,445,333 shares of our common stock for issuance of our outstanding pre-funded warrants. Accordingly, notwithstanding additional shares we may issue pursuant to the Sales Agreement, after adjusting for shares reserved for issuance under our equity incentive plans, the Company has only 43,564,475 shares of common stock available for future issuance out of the 150,000,000 shares of common stock currently authorized as of April 9, 2024.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to the common stock. Accordingly, should our board of directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our board of directors from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment

The above description of the Authorized Shares Charter Amendment is only a summary and is qualified in its entirety by reference to the complete text of the Authorized Shares Charter Amendment, which is attached to this Proxy Statement as Annex B. If the proposed Authorized Shares Charter Amendment is adopted, it will become effective upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware.

Vote Required and Board of Directors’ Recommendation

To approve this Proposal, the stockholders of a majority in voting power of the outstanding shares of our common stock must vote “FOR” the proposal. Because this Proposal requires an affirmative vote of the outstanding shares entitled to vote thereon, abstentions and broker non-votes will effectively be counted as votes “AGAINST” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000.

PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF

CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW

Background

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances under amended Section 102(b)(7) of the General Corporation Law of the State of Delaware (DGCL). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be impacted, and the benefits our board of directors believes would accrue to us by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Our board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend our Third Amended and Restated Certificate of Incorporation to add Article XII to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Third Amended and Restated Certificate of Incorporation as the “Exculpation Charter Amendment” in this Proxy Statement.

Text of the Proposed Exculpation Charter Amendment

Our Third Amended and Restated Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. The Exculpation Charter Amendment would amend our Third Amended and Restated Certificate of Incorporation by adding a new article to reflect new Delaware law provisions regarding exculpation of officers as follows:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Exculpation Charter Amendment reflecting the foregoing is attached as Annex C to this Proxy Statement.

Reasons for the Proposed Exculpation Charter Amendment

Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Other public companies have updated their governing documents to align with amended Section 102(b)(7) of the DGCL, and we expect this practice to continue. Failing to adopt the proposed Exculpation Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company. Further, our board of directors believes that the Exculpation Charter Amendment would not negatively impact shareholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.

Accordingly, on April 11, 2024, our board of directors determined that the proposed Exculpation Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Exculpation Charter Amendment, subject to approval by stockholders at the Annual Meeting. Our board of directors believes the proposed Exculpation Charter Amendment would better position the Company to attract top officer candidates, retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Exculpation Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Proposed Exculpation Charter Amendment

If the proposed Exculpation Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article X and the increase of authorized shares of Common Stock as described in Proposal No. 3 above, the remainder of our Third Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Exculpation Charter Amendment is not approved by our stockholders, but our stockholders elect to approve the Authorized Shares Charter Amendment, then we will solely amend our Third Amended and Restated Certificate of Incorporation to reflect the Authorized Shares Charter Amendment. If neither the proposed Exculpation Charter Amendment or the Authorized Shares Charter Amendment are approved, then our Third Amended and Restated Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our board of directors may elect to abandon the proposed Exculpation Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Exculpation Charter Amendment.

Vote Required

To approve this Proposal, the stockholders of a majority in voting power of the outstanding shares of our common stock must vote “FOR” the proposal. Because this Proposal requires an affirmative vote of the outstanding shares entitled to vote thereon, abstentions and broker non-votes will effectively be counted as votes “AGAINST” the proposal.

Recommendation of our Board

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW.

PROPOSAL NO. 5 – NON-BINDING ADVISORY VOTE ON COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Our board of directors is committed to sound corporate governance. As part of that commitment, and now that we no longer qualify as an “emerging growth company,” as required by Section 14A(a)(1) of the Exchange Act, our board of directors is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

The following proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2024 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Before you vote, we recommend that you read the “Executive Compensation” section of this Proxy Statement for additional details on our executive compensation program and philosophy, which discusses how our executive compensation program policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our board of directors and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

This vote is advisory, and therefore not binding on us, our board of directors or our Compensation Committee. However, our board of directors and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Vote Required and Board of Directors’ Recommendation

To approve this Proposal, on a non-binding, advisory basis, holders of a majority of the votes cast on the matter must vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 6 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF

FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Now that we no longer qualify as an “emerging growth company,” Section 14A of the Exchange Act, requires us to submit a non-binding, advisory resolution, commonly known as a “Say-on-Frequency” proposal, to stockholders at least once every six years to determine whether non-binding, advisory votes to approve the compensation of our named executive officers, like Proposal 5, should be held every one, two or three years.

After careful consideration, our board of directors has determined that an annual advisory vote to approve the compensation of our named executive officers will allow our stockholders to provide timely and direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Our board of directors believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the submission by the Company of a non-binding, advisory resolution on the compensation of the Company’s named executive officers pursuant to Section 14A of the Exchange Act every:

•
one year;
•
two years; or
•
three years.”

This vote is advisory, and therefore not binding on us, our board of directors or our Compensation Committee. However, our board of directors and our Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering the frequency of holding future non-binding, advisory votes to approve the compensation of our named executive officers.

Vote Required and Board of Directors’ Recommendation

The approval, on a non-binding, advisory basis, of one of the three frequency options under this Proposal requires a majority of the votes cast on the matter. Abstentions and broker non-votes will have no effect on the voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “ONE YEAR”, ON A NON-BINDING, ADVISORY BASIS, AS THE FREQUENCY OF FUTURE NON-BINDING, ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 7 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS ADICET BIO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2024

We are asking our stockholders to ratify the appointment by the Audit Committee of our board of directors (Audit Committee) of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG has served as our independent registered public accounting firm since 2020.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm. However, the Audit Committee and our board of directors believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If our stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG. If the selection of KPMG is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and our stockholders.

A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP during the years ended December 31, 2023 and December 31, 2022.

Fee Category	Fiscal Year 2023	Fiscal Year 2022
Audit Fees(1)	$796,500	$631,000
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees(3)	—	—
Total Fees	$796,500	$631,000
(1)
Audit fees consist of fees for professional services provided by KPMG LLP for the audit of our annual financial statements, the review of interim consolidated financial statements included in our quarterly reports on Form 10-Q and consultations on accounting matters directly related to the audit. Audit fees also consist of fees related to registration statements, comfort letters and consents and fees related to statutory audits of our subsidiary.
(2)
There were no tax fees in fiscal years 2023 and 2022.
(3)
There were no other fees for fiscal years 2023 and 2022.

Audit Committee Pre-approval Policy and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by KPMG, as applicable, other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of votes properly cast for this Proposal is required to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ended December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

CORPORATE GOVERNANCE

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•
nominees should demonstrate high standards of personal and professional ethics and integrity;
•
nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•
nominees should have skills that are complementary to those of the existing board;
•
nominees should have the ability to assist and support management and make significant contributions to the Company’s success; and
•
nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@adicetbio.com. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC (Nasdaq) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Mr. Schor, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Schor is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our board of directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is posted on the corporate governance section of our website, investor.adicetbio.com/corporate-governance/governance-highlights.

Audit Committee

Since November 2023, our Audit Committee is composed of Steve Dubin, Katie Peng, and Andrew Sinclair, Ph.D. Currently, the Audit Committee is chaired by Mr. Dubin. In November 2023, Bastiano Sanna, Ph.D. resigned from the Audit Committee as well as from the board of directors. Our board of directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our board of directors has designated Steve Dubin as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the Audit Committee met four times. The report of the Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.” The Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre‑approving auditing and permissible non‑audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting‑related complaints and concerns;

•
recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10‑K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•
reviewing quarterly earnings releases; and
•
overseeing our cybersecurity risk management program.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Compensation Committee

Throughout 2023, Carl L. Gordon, Ph.D., Jeffrey Chodakewitz, M.D., and Aya Jakobovits, Ph.D. serve on the Compensation Committee, which is chaired by Dr. Gordon. Our board of directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the Compensation Committee met five times. The Compensation Committee’s responsibilities include:

•
annually reviewing and recommending to the board of directors corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determine the compensation of our chief executive officer;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation, philosophy, and policy;
•
reviewing and making recommendations to the board regarding our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•
retaining and approving the compensation of any compensation advisors;
•
reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity‑based awards;
•
evaluating and making recommendations to the board of directors about director compensation;
•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement;
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
reviewing and discussing with the board of directors corporate succession plans for our chief executive officers and our other key officers.

Nominating and Corporate Governance Committee

Throughout 2023, Dr. Sinclair, Dr. Kauffman, and Mr. Dubin serve on the Nominating and Corporate Governance Committee, which is chaired by Dr. Sinclair. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee met two times. The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;
•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•
overseeing the annual evaluation of our board of directors and management.

The Nominating and Corporate Governance Committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals.” The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise, and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Our Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of our board of directors, although our Nominating and Corporate Governance Committee and our full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met nine times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. All of our directors attended our 2023 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at investor.adicetbio.com/corporate-governance/governance-highlights. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairperson of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. Carl L. Gordon, Ph.D. currently serves as our Chairperson. We believe that separating these positions allows our chief executive officer to focus on our day‑to‑day business, while allowing the chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

One of the key functions of our board of directors is informed oversight of our risk management process. In carrying out its risk oversight responsibilities, our board of directors reviews the long- and short-term internal and external risks facing the Company through its participation in long-range strategic planning, and ongoing reports from various standing committees of our board of directors that address risks inherent in their respective areas of oversight. On a regular basis, key risks, status of mitigation activities and potential new or emerging risks are discussed with senior management and further addressed with our Audit Committee and board of directors, as necessary. On an ongoing basis, our board of directors and management identify key long and short term risks, assess their potential impact and likelihood, and, where appropriate, implement operational measures and controls or purchase insurance coverage in order to help ensure adequate risk mitigation.

The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Our full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with our Directors

Any interested party with concerns about our company may report such concerns to our board of directors or the chairman of our board of directors and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o Adicet Bio, Inc.
131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by Adicet Bio regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Adicet Bio has also established a toll-free telephone number for the reporting of such activity, which is 1-866-207-4643.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2023. Mr. Schor, our chief executive officer, did not receive any compensation for his services as director in 2023 and, consequently, is not included in this table. The compensation received by Mr. Schor during 2023 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)(3)	Total ($)
Jeffrey A. Chodakewitz, M.D.	45,000	30,651	164,643	240,294
Steve Dubin	59,000	30,651	164,643	254,294
Carl L. Gordon, Ph.D.	80,000	30,651	164,643	275,294
Aya Jakobovits, Ph.D.	45,000	30,651	164,643	240,294
Michael G. Kauffman M.D., Ph.D.	44,000	30,651	145,512	220,163
Bastiano Sanna, Ph.D. (4)	40,530	30,651	161,211	232,392
Katie Peng (5)	20,143	—	173,748	193,891
Andrew Sinclair, Ph.D.	55,000	30,651	169,636	255,287

(1)
Amounts represent cash compensation for services rendered by each member of the board of directors.
(2)
Amounts shown reflect the grant date fair value of stock option and restricted stock unit awards granted during 2023. The grant date fair value was computed in accordance with FASB ASC Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. The amounts also reflects the incremental fair value with respect to the option repricing that took place in August 2023, calculated as of August 14, 2023, in accordance with FASB ASC Topic 718. These amounts reflect the accounting cost for the stock options and RSU awards and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See note 18 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions we made in determining the fair value of option awards.
(3)
The following table shows the number of outstanding stock options and restricted stock units held by our directors as of December 31, 2023:

Name	Number of Shares Underlying Outstanding Stock Options	Number of Shares Underlying Unvested Restricted Stock Units
Jeffrey A. Chodakewitz, M.D.	93,400	5,900
Steve Dubin	93,400	5,900
Carl L. Gordon, Ph.D.	93,400	5,900
Aya Jakobovits, Ph.D.	93,400	5,900
Michael G. Kauffman M.D., Ph.D.	81,900	5,900
Bastiano Sanna, Ph.D. (4)	93,400	5,900
Katie Peng (5)	70,200	—
Andrew Sinclair, Ph.D.	100,400	5,900

(4)
Dr. Sanna resigned from our board of directors, effective November 7, 2023.
(5)
Ms. Peng was appointed to the board, effective July 10, 2023. Ms. Peng received an initial stock option grant to purchase 70,200 shares of the Company’s common stock. In addition, Ms. Peng replaced Dr. Sanna as a member of the audit committee, effective November 7, 2023.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chairperson Additional Annual Fee
Board of Directors	$40,000	$30,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

In addition, effective as of January 24, 2023, each new non-employee director elected to our board of directors will be granted an initial, one-time award of a stock option to purchase 70,200 shares, which shall vest in thirty-six (36) equal monthly installments over a three-year period from the date of grant, subject to continued service as a director through each such vesting date. Additionally, on the date of each annual meeting of stockholders of our company, each continuing non-employee director will receive an annual equity award of 26,400 options and 5,900 restricted stock units which shall vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting of stockholders; provided, however, that all vesting shall cease if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting. This non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2023 are:

•
Chen Schor, our President and Chief Executive Officer;
•
Brian Nicholas Harvey (Nick Harvey), our Chief Financial Officer; and
•
Donald Healey, our Chief Technology Officer.

2023 Summary Compensation Table

The following table sets forth information regarding compensation award to, earned by, or paid to each of our named executive officers for services rendered to us in all capacities during the fiscal year ended December 31, 2023. The following table also presents information regarding compensation awarded to, and earned by, and paid to each such individual during the fiscal year ended December 31, 2023 and fiscal year ended December 31, 2022, to the extent such individual was a named executive officer for such year. The amounts reported in the “Salary” column set forth the base salary earned during each fiscal year.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Chen Schor	2023	606,052	773,775	4,328,064	250,346	15,570	(5)	5,973,807
President and Chief Executive Officer	2022	562,285	—	3,088,443	309,540	27,751		3,988,018
Nick Harvey	2023	445,538	236,205	1,301,545	133,830	15,570	(7)	2,132,688
Chief Financial Officer(6)
Donald Healey	2023	454,267	236,205	1,246,917	136,500	15,570	(8)	2,089,460
Chief Technology Officer(6)
(1)
The amounts reported in the “Salary” column set forth the base salary earned during each fiscal year.
(2)
In accordance with SEC rules, these columns set forth the aggregate grant date fair value of the stock awards and option awards, as applicable, granted during the applicable fiscal year. The amounts also reflect the incremental fair value with respect to the option repricing that took place in August 2023, calculated as of August 14, 2023, in accordance with FASB ASC Topic 718. The amounts are computed in accordance with the provisions of FASB ASC Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the equity awards and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the stock options or vesting or settlement of stock awards. See Note 12 to our consolidated financial statements appearing at the end of our Annual Report on Form 10-K regarding certain assumptions underlying the valuation of equity awards.
(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column set forth the amount of compensation earned by the executive officers under the Company’s annual performance-based bonus program during each fiscal year.
(4)
The amounts reported in the “All Other Compensation” column set forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including, but not limited to, the incremental cost to the Company of perquisites and other personal benefits such as 401(k) match contributions and mobile phone allowances.
(5)
Amount includes 401(k) matching contributions of $14,850 and $720 for a mobile phone allowance.
(6)
Messrs. Harvey and Healey were not named executive officers in fiscal year 2022 and, therefore, their 2022 compensation is not disclosed in this summary compensation table.
(7)
Amount includes 401(k) matching contributions of $14,850 and $720 for a mobile phone allowance.
(8)
Amount includes 401(k) matching contributions of $14,850 and $720 for a mobile phone allowance.

Narrative to 2023 Summary Compensation Table

Our board of directors and Compensation Committee review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our Compensation Committee has historically reviewed and made recommendations to our board of directors regarding the compensation to be paid to our chief executive officer and determined the compensation of our other executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then approves the compensation of our executive officers other than the chief executive officer without members of management present. Our board of directors discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our chief executive officer without members of management present. Aon Consulting, Inc. (Aon Consulting) advised the board of directors and the Compensation Committee on certain compensation matters and decisions during fiscal year 2023. Aon Consulting served at the discretion of the Compensation Committee and did not provide any other services to the Company during fiscal year 2023 other than those for which they were engaged by the Compensation Committee. Our Compensation Committee requires that its compensation consultants be independent of Company management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. Our Compensation Committee has determined that Aon Consulting is independent and that its respective work has not raised any conflicts of interest.

Annual base salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our 2023 named executive officers. Base salaries for our named executive officers are reviewed annually by our Compensation Committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the Compensation Committee, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. None of our 2023 named executive officers are currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

During 2023, the annual base salaries for each of Messrs. Schor, Harvey and Healey were $606,900, $446,100 and $455,000, respectively, which was an increase of 8%, 7% and 9% respectively, as compared to their 2022 annual base salaries.

Annual bonus

Our named executive officers, as well as other executive officers, are eligible to participate in our Cash Incentive Bonus Plan (Bonus Plan) which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the Compensation Committee, which may relate to financial and operational measures or objectives with respect to the Company. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.

With respect to performance in fiscal year 2023, the target bonus opportunity as a percentage of base salary for each of Messrs. Schor, Harvey, and Healey were 55%, 40%, and 40%, respectively.

The 2023 corporate goals used in our 2023 Cash Incentive Bonus Plan were proposed by management, and reviewed and approved by our Compensation Committee and our board of directors in January 2023. Our board of directors considered and assigned a relative weight to each corporate goal to appropriately focus efforts on achievements that were intended to enhance stockholder value.

Based on the Company’s achievement of certain performance goals and metrics related to our 2023 corporate objectives, the Compensation Committee determined that the bonuses for executives, including our named executive officers, would be paid at 75% of target and paid in the amounts as set forth above in the Summary Compensation Table.

Long‑term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In addition, the vesting requirements of our equity awards contribute to executive retention by providing an incentive to our executive officers to remain employed by us during the vesting period.

Significant equity awards are granted at the time an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of our Compensation Committee or, if awards are being granted to the Chief Executive Officer, in the discretion of our board of directors, but are generally made once a year. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of long-term equity incentives.

During the fiscal year ended December 31, 2023, we granted stock options and restricted stock units to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below.

401(k) Savings Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. We match 100% of the first 3% and 50% of the next 3% of the contributions that eligible participants make to the 401(k) plan up to 6.00% of the participant’s eligible compensation.

Health and Welfare Benefits

All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare benefits, including medical, dental and vision insurance, medical and dependent care flexible spending accounts, group life and disability insurance, and 401(k) plan. Named executive officers are eligible to participate in all our employee benefit plans, in each case on the same basis as other employees.

We do not offer any defined benefit pension plans or nonqualified defined compensation arrangements for our employees, including our named executive officers.

Perquisites and Personal Benefits

Our policy in 2023 was not to provide significant perquisites and personal benefits to our executive officers, including our named executive officers, other than reimbursements for relocation and commuting expenses and certain other de minimis perquisites to our executive officers, including our named executive officers.

Compensation Recovery Policy

On November 16, 2023, our board has adopted a compensation recovery policy, which became effective on October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. The full text of the compensation recovery policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Outstanding Equity Awards at 2023 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2023. All equity awards in the table below were granted under our equity compensation plans.

			Option Awards(1)				Stock Awards
		Grant Date and Vesting Commencement Date	Number of Securities Underlaying Unexercised Options(#)		Option Exercise Price($)(2)	Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(3)
Name			Exercisable	Unexercisable
Chen Schor	(4)	9/15/2020	36,857	—	2.14	12/5/2029	—	—
Chen Schor	(5)	9/17/2020	708,590	163,521	2.14	9/17/2030	—	—
Chen Schor	(5)	1/13/2021	175,000	65,000	2.14	1/12/2031	—	—
Chen Schor	(5)	2/12/2021	298,633	122,967	2.14	2/11/2031	—	—
Chen Schor	(5)	1/7/2022	141,354	153,646	2.14	1/6/2032	—	—
Chen Schor	(7)	1/24/2023	—	—	—	—	85,500	161,595
Chen Schor	(5)	1/24/2023	88,206	296,694	2.14	1/23/2033	—	—
Nick Harvey	(7)	9/17/2020	159,167	36,731	16.11	9/17/2030	—	—
Nick Harvey	(6)	1/13/2021	65,625	24,375	2.14	1/12/2031	—	—
Nick Harvey	(6)	2/12/2021	19,975	8,225	2.14	2/11/2031	—	—
Nick Harvey	(5)	1/7/2022	59,895	65,105	2.14	1/6/2032	—	—
Nick Harvey	(7)	1/24/2023	—	—	—	—	26,100	49,329
Nick Harvey	(5)	1/24/2023	26,857	90,342	2.14	1/23/2033	—	—
Nick Harvey	(8)	8/14/2023	—	176,308	2.14	8/13/2033	—	—
Donald Healey	(6)	10/27/2020	131,895	34,710	12.23	10/26/2030	—	—
Donald Healey	(6)	1/13/2021	51,041	18,959	2.14	1/12/2031	—	—
Donald Healey	(6)	2/12/2021	21,533	8,867	2.14	2/11/2031	—	—
Donald Healey	(5)	1/7/2022	59,895	65,105	2.14	1/6/2032	—	—
Donald Healey	(6)	1/24/2023	—	—	—	—	26,100	49,329
Donald Healey	(5)	1/24/2023	26,858	90,342	2.14	1/23/2033	—	—
Donald Healey	(9)	8/14/2023	—	149,944	2.14	8/13/2033	—	—

(1)
All equity awards listed in this table were granted pursuant to our 2015 Plan, 2018 Plan and the Inducement Plan, other than the initial equity awards for Nick Harvey and Don Healey, granted on September 17, 2020 and October 27, 2020, respectively, which were inducement awards under Nasdaq Listing Rule 5635(c)(4) issued prior to and outside of the Inducement Plan.
(2)
The option exercise prices reflect the effect of the option repricing. Subject to the terms of the option repricing, the exercise price may revert to its original exercise price if, prior to August 14, 2024, (a) the named executive officer’s employment is terminated by us for cause or by the named executive officer or (b) the option is exercised, as detailed below in the “Option Repricing” section.

(3)
The market value is based on the closing price of our common stock on December 29, 2023, the last trading day of our fiscal year 2023, in the amount of $1.89 per share.
(4)
Represents fully vested shares of common stock subject to this option.
(5)
1/48th of the shares subject to the option vest on each of the next forty-eight (48) monthly anniversaries of the vesting commencement date, provided that the optionee remains in continuous service as of the applicable vesting date.
(6)
25% of the shares subject to the option vest twelve (12) months after the vesting commencement date, and 1/36th of the remaining unvested shares subject to the option vest on each of the next thirty-six (36) monthly anniversaries of the vesting commencement date thereafter, provided that the optionee remains in continuous service as of the applicable vesting date.
(7)
Restricted Stock Units (RSUs) vest in three (3) annual installments, with 1/3 vesting on each of January 24, 2024, January 24, 2025 and January 24, 2026.
(8)
No shares shall be vested or exercisable prior to August 14, 2024. Effective as of August 14, 2024, 25% of the shares subject to the option vest on September 17, 2021, and 1/36th of the remaining unvested shares subject to the option vest on each of the next thirty-six (36) monthly anniversaries thereafter, provided that the optionee remains in continuous service as of the applicable vesting date.
(9)
No shares shall be vested or exercisable prior to August 14, 2024. Effective as of August 14, 2024, 25% of the shares subject to the option vest on October 27, 2021, and 1/36th of the remaining unvested shares subject to the option vest on each of the next thirty-six (36) monthly anniversaries thereafter, provided that the optionee remains in continuous service as of the applicable vesting date.

Option Repricing

On August 8, 2023, the board of directors approved a stock option repricing (Option Repricing) to be effective on August 14, 2023 (Option Repricing Effective Date) in accordance with the terms of the Company’s 2015 Plan and 2018 Plan (together, the Plans). Pursuant to the Option Repricing, the exercise price of each stock option previously granted under the Plans, totaling 6,431,077 options, was amended to reduce the exercise price of such options to $2.14 per share, the closing price of the Company’s common stock on the Nasdaq Global Market on the Option Repricing Effective Date. Under the terms of the Option Repricing, a repriced option will revert to its original exercise price if, prior to the one year anniversary of the Option Repricing Effective Date, (a) the option holder’s employment is terminated by the Company with cause or by the option holder or (b) the option is exercised.

The repriced options otherwise retained their existing terms and conditions as set forth in the Plans and applicable award agreements. On August 14, 2023, options held by Messrs. Schor, Harvey and Healey were subject to the Option Repricing, resulting in the repricing of the exercise price of stock options in the aggregate of 2,250,468, 360,400, and 342,600 shares of common stock, respectively.

In addition, as of the Option Repricing Effective Date, the Company issued 1,418,042 options to purchase shares of common stock under the 2018 Plan to eligible employees who held inducement awards as of August 8, 2023, including Messrs. Harvey and Healey. These new options were issued to eligible employees because their inducement awards granted under Nasdaq Listing Rule 5635(c)(4) are not eligible for repricing. The prior inducement awards remain outstanding under their original terms.

Employment Arrangements with Our Named Executive Officers

Chen Schor

In March 2017, we entered into an offer letter with Mr. Schor, as amended in January 2018 and September 2020. Under his amended offer letter, Mr. Schor is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his annual base salary, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans.

In the event Mr. Schor’s employment is terminated by us without cause or by him for good reason, and such termination occurs outside of a change in control period, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company (i) an amount equal to twelve (12) months of the executive’s base salary; (ii) any unpaid bonus earned for the year preceding the date of executive’s employment termination, payable at the time it otherwise would have been paid had the executive’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive and covered dependents if the executive had remained employed by the Company until the earliest of (A) the twelve (12) month anniversary of the date of termination; (B) the date that the executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the executive’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over twelve (12) months commencing within 60 days after the date of termination.

Mr. Schor’s amended offer letter further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs 3 months prior to or within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum cash payment equal to 1.5 times the sum of his then current base salary and target annual incentive compensation for the then-current year (or the target annual incentive compensation in effect immediately prior to the change in control, if higher), (ii) a lump sum cash payment of any unpaid bonus earned for the year preceding the date of Mr. Schor’s employment termination, payable at the time it otherwise would have been paid had Mr. Schor’s employment with the Company not terminated, (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive and covered dependents if the executive had remained employed by the Company until the earliest of (A) the eighteen (18) month anniversary of the date of termination; (B) the date that the executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the executive’s health continuation rights under COBRA, and (iv) full acceleration of all time-based stock options and other time-based stock-based awards held by Mr. Schor. All references to “cause,” “good reason”, “change in control period” and “change in control” are as defined in his amended offer letter.

The payments and benefits provided to Mr. Schor in connection with a change in control may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and may subject Mr. Schor to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Schor in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Schor.

Nick Harvey

In September 2020, we entered into an employment agreement with Mr. Harvey. Under his agreement, Mr. Harvey is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his base salary, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans. The company granted Mr. Harvey an inducement grant equal to one percent of the issued and outstanding shares of the company, which fully vests over a period of four years.

In the event Mr. Harvey’s employment is terminated by us without cause or by him for good reason, and such termination occurs outside of a change in control (as described below), Mr. Harvey will be eligible to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) an amount equal to nine (9) months of the executive’s base salary; (ii) any unpaid bonus earned for the year preceding the date of executive’s employment termination, payable at the time it otherwise would have been paid had the executive’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive and covered dependents if the executive had remained employed by the Company until the earliest of (A) the nine (9) month anniversary of the date of termination; (B) the date that the executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the executive’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over nine (9) months commencing within 60 days after the date of termination.

Mr. Harvey’s employment agreement further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Mr. Harvey shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum in cash in an amount equal to one (1) times the sum of (A) the executive’s then-current base salary (or the executive’s base salary in effect immediately prior to the change in control, if higher) plus (B) the executive’s target bonus for the then-current year (or the executive’s target bonus in effect immediately prior to the change in control, if higher), (ii) any unpaid bonus earned for the year preceding the date of executive’s employment termination, payable at the time it otherwise would have been paid had the executive’s employment with the Company not terminated, (iii) 100% acceleration of all time-based equity awards held as of the date of termination and (iv) subject to his election of COBRA health continuation coverage, for up to twelve (12) months or his COBRA health continuation period, whichever ends earlier, a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to him if he has remained employed by the Company. All references to “cause,” “good reason”, “change in control period” and “change in control” are as defined in his employment agreement.

The payments and benefits provided to Mr. Harvey in connection with a change in control may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and may subject Mr. Harvey to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Harvey in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Harvey.

Donald Healey, Ph.D.

In October 2020, we entered into an employment agreement with Dr. Healey. Under his agreement, Dr. Healey is entitled to receive an annual base salary, an annual target bonus expressed as a percentage, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans. The company granted Dr. Healey an inducement grant equal to 0.85 percent of the issued and outstanding shares of the company, which fully vests over a period of four years.

In the event Dr. Healey’s employment is terminated by us without cause or by him for good reason, and such termination occurs outside of a change in control period, Dr. Healey will be eligible to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) an amount equal to nine (9) months of the executive’s base salary; (ii) any unpaid bonus earned for the year preceding the date of executive’s employment termination, payable at the time it otherwise would have been paid had the executive’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive and covered dependents if the executive had remained employed by the Company until the earliest of (A) the nine (9) month anniversary of the date of termination; (B) the date that the executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the executive’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over nine (9) months commencing within 60 days after the date of termination.

Dr. Healey's employment agreement further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Dr. Healey shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum in cash in an amount equal to one (1) times the sum of (A) the executive’s then-current base salary (or the executive’s base salary in effect immediately prior to the change in control, if higher) plus (B) the executive’s target bonus for the then-current year (or the executive’s target bonus in effect immediately prior to the change in control, if higher), (ii) any unpaid bonus earned for the year preceding the date of executive’s employment termination, payable at the time it otherwise would have been paid had the executive’s employment with the Company not terminated, (iii) 100% acceleration of all time-based equity awards held as of the date of termination and (iv) subject to his election of COBRA health continuation coverage, for up to twelve (12) months or his COBRA health continuation period, whichever ends earlier, a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to him if he has remained employed by the Company. All references to “cause,” “good reason”, “change in control period” and “change in control” are as defined in his employment agreement.

The payments and benefits provided to Dr. Healey in connection with a change in control may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and may subject Dr. Healey to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Healey in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Healey.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities in First Column)
Equity compensation plans approved by security holders(1)(2)(3)(4)	7,925,591	(5)	$10.59	(6)	2,969,814
Equity compensation plans not approved by security holders	1,413,211	(7)	$9.26		586,789
Total	9,338,802		$10.64		3,556,603
(1)
Includes the following plans: our 2014 Share Option Plan (2014 Plan), 2015 Plan, the 2017 Plan, the 2018 Plan, and 2018 Employee Stock Purchase Plan (2018 ESPP).
(2)
As of December 31, 2023, a total of 8,789,584 shares of our common stock are authorized for issuance pursuant to the Amended 2018 Plan, which number excludes the 2,163,519 shares that were added to the Amended 2018 Plan as a result of the automatic annual increase of 5% on January 1, 2024.
(3)
As of December 31, 2023, a total of 922,144 shares of our common stock are authorized for issuance pursuant to the 2018 ESPP, which number excludes the 429,548 shares that were added to the 2018 ESPP as a result of the automatic annual increase of 1% on January 1, 2023.
(4)
As of December 31, 2023, an aggregate of 942,155 shares of common stock were issuable upon the exercise of outstanding stock options under the 2015 Plan at a weighted average exercise price of $10.90 per share and an aggregate of 22,987 shares of common stock were issuable upon the exercise of outstanding stock options under the 2014 Plan at a weighted average exercise price of $1.61 per share. Pursuant to the Amended 2018 Plan, any shares of Common Stock subject to outstanding grants under the 2015 Plan that terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, vested or paid under the 2015 Plan after the Effective Date of the Amended 2018 Plan shall be available for issuance under the Amended 2018 Plan (such shares, the “Rollover Shares”). As of December 31, 2023, a total of 57,651 shares of our common stock were available for issuance under the 2018 Plan as Rollover Shares from the 2015 Plan. Since the date of effectiveness of the Merger, the Company has not and will not grant any further awards under the 2014 Plan. Additionally, since the date of the 2023 Shareholder meeting, the Company has not and will not grant any further awards under the 2015 Plan.
(5)
Includes: (i) an aggregate of 6,506,249 shares of common stock issuable upon the exercise of outstanding stock options under the Amended 2018 Plan; (ii) 454,200 shares of common stock issuable upon the vesting of RSUs under the Amended 2018 Plan; (iii) 942,155 shares of common stock issuable upon the exercise of outstanding stock options under the 2015 Plan; and (iv) 22,987 shares of common stock issuable upon the exercise of outstanding stock options under the 2014 Plan.
(6)
Represents option awards granted to individuals as an inducement material to the individual’s entry into employment with us. Each such grant was approved by our Compensation Committee. Under applicable Nasdaq listing rules, inducement grants are not subject to stockholder approval. In January 2022, our board of directors approved the 2022 Inducement Plan (Inducement Plan) and authorized 1,000,000 shares for issuance under the Inducement Plan. In January 2023, our board of directors amended the Inducement Plan to increase the authorized shares to 2,000,000.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our principal executive officer (PEO) and the other named executive officers (NEOs) (as calculated in accordance with Item 402(v) of Regulation S-K).

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3) (4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(5)	Net Loss ($) (thousands)(6)
2023	$5,973,807	(498,108)	2,111,074	266,832	10.81	(142,658)
2022	3,988,018	(3,559,943)	2,234,285	683,013	51.11	(69,790)

(1) Includes amounts paid to Chen Schor, our PEO in 2023 and 2022.

(2) The amounts reported represent the “compensation actually paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

Year	Summary Compensation Table Total for PEO ($)	Summary Compensation Table Value of Equity Awards ($)(a)	Equity Award Adjustments($)(b)	Compensation Actually Paid to PEO ($)
2023	5,973,807	5,101,839	(1,370,076)	(498,108)
2022	3,988,018	3,088,443	(4,459,518)	(3,559,943)

(a) The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Awards Adjustments ($)
2023	676,230	(818,548)	487,428	(1,715,186)	—	—	(1,370,076)
2022	1,290,245	(5,126,641)	599,514	(1,222,636)	—	—	(4,459,518)

(3) Non-PEO NEOs for 2022 include Francesco Galimi and Blake Aftab, and for 2023, include Nick Harvey and Donald Healey.

(4) The amounts reported represent the average “compensation actually paid” to the NEOs other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Summary Compensation Table Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,111,074	755,218	(333,806)	266,832
2022	2,234,285	1,556,584	5,311	683,013

(a) The amounts reported represent the average of the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each fiscal year include the amounts noted in footnote 1(a). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Equity Award Adjustments ($)(b)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	405,712	(445,603)	148,419	(442,334)	—	—	(333,806)
2022	652,226	(770,714)	379,319	(255,520)	—	—	5,311

(5) Total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of the Information Presented in the Pay Versus Performance Table

Since we are a clinical stage research and development company, with no recurring revenue, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Company TSR

Compensation Actually Paid and Net Loss

Because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than non-recurring revenue in 2022 associated with a third party collaboration agreement. Consequently, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2023 and 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Underwritten Public Offering

In January 2024, we entered into an underwriting agreement (the Underwriting Agreement) with Jefferies LLC and Guggenheim Securities, LLC, as representatives of the underwriters (the Underwriters), related to an underwritten public offering (the Offering) of 32,379,667 shares of our common stock, which included 5,325,000 shares sold and issued upon the exercise in full by the Underwriters of their option to purchase additional shares of common stock, and, in lieu of common stock to certain investors, pre-funded warrants to purchase 8,445,333 shares of common stock. The shares of common stock were sold at a public offering price of $2.40 per share and the pre-funded warrants were sold at a public offering price of $2.3999 per pre-funded warrant, which represents the per share public offering price of each share of common stock minus the $0.0001 per share exercise price for each pre-funded warrant. We received net proceeds from the Offering, after deducting the underwriting discount and commissions and other estimated offering expenses, of approximately $91.8 million. We may receive nominal proceeds, if any, from the exercise of the pre-funded warrants. Certain of our investors, including entities affiliated with OrbiMed purchased shares from the Underwriters in connection with the Offering.

The following table summarizes the purchases on January 24, 2024 of our common stock by our directors and 5% stockholders at such date:

Name of Purchaser	Shares Purchased	Aggregate Purchase Price
OrbiMed Private Investments V, LP (1)	1,841,100	$4,418,640
OrbiMed Private Investments VI, LP (1)	242,200	$581,280
OrbiMed Genesis Master Fund, L.P. (1)	1,041,700	$2,500,080
Abingworth Bioventures VI LP (2)	833,333	$1,999,999
(1)
As detailed in the section of this Proxy Statement titled “Principal Stockholders,” entities affiliated with OrbiMed Advisors LLC (OrbiMed Advisors), including OrbiMed Private Investments V, LP, OrbiMed Private Investments VI, LP and OrbiMed Genesis Master Fund, L.P., hold greater than 5% of our outstanding common stock. Dr. Gordon, a member of our Board of Directors, is a founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed Advisors.
(2)
Abingworth Bioventures VI LP has delegated to Abingworth LLP all investment and dispositive power over the securities held of record by Abingworth Bioventures VI LP. Immediately prior to the Offering, entities affiliated with Abingworth LLP held greater than 5% of our outstanding common stock. Dr. Sinclair, a member of our Board of Directors, is a partner at Abingworth LLP.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law (DGCL); or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law. As further detailed in Proposal No. 4 above, we are also asking our shareholders to amend our Third Amended and Restated Certificate of Incorporation to limit liability for certain of our officers. Specifically, amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our board of directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our Audit Committee. This policy became effective on January 25, 2018, the date our registration statement for our initial public offering became effective, and was amended on December 19, 2022. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the Audit Committee will review and consider:

1.
the related person’s interest in the related person transaction;
2.
whether the transaction was undertaken in the ordinary course of our business; and
3.
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 9, 2024 by:

1.
each of our directors;
2.
each of our named executive officers;
3.
all of our directors and executive officers as a group; and
4.
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares of Common Stock Beneficially Owned” is based on a total of 82,169,503 shares of our common stock outstanding as of April 9, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 9, 2024, and any RSUs that vest within 60 days of April 9, 2024, are considered outstanding and beneficially owned by the person holding the stock options and RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address for each beneficial owner is c/o Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares
Greater than 5% Stockholders
Entities affiliated with OrbiMed (1)	11,546,440	14.0%
RA Capital Healthcare Fund, L.P. (2)	7,696,949	9.4%
Tang Capital Partners, LP (3)	5,900,000	7.2%
RTW Investments, LP (4)	4,134,631	5.0%
Commodore Capital Master LP (5)	4,250,000	5.2%

Named Executive Officers and Directors
Chen Schor (6)	1,918,341	2.3%
Nick Harvey (7)	474,047	*
Donald Healey Ph.D. (8)	411,401	*
Jeffrey Chodakewitz, M.D. (9)	99,300	*
Steve Dubin (10)	104,300	*
Carl L. Gordon, Ph.D. (1)	11,546,440	14.0%
Aya Jakobovits, Ph.D. (11)	950,062	1.2%
Michael G. Kauffman, M.D., Ph.D. (12)	81,633	*
Katie Peng (13)	19,500	*
Andrew Sinclair, Ph.D. (14)	106,300	*
All Current Executive Officers and Directors as a Group (12 persons) (15)	16,455,496	19.1%

* Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13D/A filed with the SEC on March 21, 2024 by OrbiMed Advisors LLC, OrbiMed Advisors Israel II Limited, OrbiMed Israel GP II, L.P., OrbiMed Israel GP Ltd., OrbiMed Israel BioFund GP

Limited Partnership, OrbiMed Capital GP V LLC, OrbiMed Capital GP VI LLC, OrbiMed Genesis GP LLC, Carl L. Gordon and Erez Chimovits. Consists of (i) 99,300 shares of common stock issuable upon exercise of options held by Dr. Gordon exercisable within 60 days of April 9, 2024, (ii) 5,900 RSUs held by Dr. Gordon that vest within 60 days of April 9, 2024, (iii) 1,255,985 shares of common stock held by OrbiMed Genesis Master Fund, L.P. (Genesis), (iv) 1,027,885 shares of common stock held by OrbiMed Israel Partners Limited Partnership (OIP), (v) 646,657 shares of common stock held by OrbiMed Israel Partners II, L.P. (OIP II), (vi) 7,526,359 shares of common stock held by OrbiMed Private Investments V, LP (OPI V), and (vii) 990,254 shares of common stock held by OrbiMed Private Investments VI, LP (OPI VI). OrbiMed Genesis GP LLC (Genesis GP) is the general partner of Genesis and OrbiMed Advisors LLC (OrbiMed Advisors) is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Israel BioFund GP Limited Partnership (BioFund GP) is the general partner of OIP and OrbiMed Israel GP Ltd. (Israel GP) is the general partner of BioFund GP. By virtue of such relationships, BioFund GP and Israel GP may be deemed to have voting power and investment power over the securities held by OIP and as a result, may be deemed to have beneficial ownership over such securities. Israel GP exercises its investment and voting power through a management committee comprised of Dr. Gordon and Mr. Chimovits, each of whom disclaims beneficial ownership of the shares of common stock held by OIP. OrbiMed Israel GP II, L.P. (Israel GP II) is the general partner of OIP II and OrbiMed Advisors Israel II Limited (Advisors Israel) is the general partner of Israel GP II. By virtue of such relationships, Israel GP II and Advisors Israel may be deemed to have voting power and investment power over the securities held by OIP II and as a result, may be deemed to have beneficial ownership over such securities. Advisors Israel exercises its investment and voting power through a management committee comprised of Dr. Gordon, David P. Bonita, and Mr. Chimovits, each of whom disclaims beneficial ownership of the shares held by OIP II. OrbiMed Capital GP V LLC (GP V) is the general partner of OPI V and OrbiMed Advisors is the managing member of GP V. By virtue of such relationships, GP V and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI V and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Capital GP VI LLC (GP VI) is the general partner of OPI VI and OrbiMed Advisors is the managing member of GP VI. By virtue of such relationships, GP VI and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VI and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises its investment and voting power through a management committee comprised of Dr. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares of common stock held by Genesis, OPI V, and OPI VI. Dr. Gordon, a member of OrbiMed Advisors, is a member of our board of directors. OrbiMed Advisors has its principal offices at 601 Lexington Avenue, 54th Floor, New York, New York 10022. Israel GP and Advisors Israel II have their principal offices at 5 Hahoshlim Street, Building B, 1st Floor, Herzliya Pituach, Israel.
(2)
Based solely on a Schedule 13G filed with the SEC on February 5, 2024 by RA Capital Management, L.P. (RA Capital). Consists of (i) 6,138,000 shares of common stock held by RA Capital Healthcare Fund, L.P. (the Fund), (ii) 1,558,949 shares of common stock that the Fund beneficially owns based on the right to acquire upon exercise of pre-funded warrants, subject to the beneficial ownership blocker of the pre-funded warrants. The beneficial ownership blocker of the pre-funded warrants precludes the exercise of the pre-funded warrants to the extent that, following exercise, the Fund, together with its affiliates, would beneficially own more than 9.99% of the shares of common stock outstanding immediately after giving effect to the exercise. Does not include pre-funded warrants to purchase an additional 6,886,384 shares of common stock held by the Fund, which are not deemed beneficially owned by the Fund due to the beneficial ownership blocker. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any securities of the Company held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the ordinary shares held by the Fund. Because the Fund has divested itself of voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of securities reported herein. The address for RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(3)
Based solely on Schedule 13G filed with the SEC on February 14, 2024 by Tang Capital Partners, LP (Tang Capital), Tang Capital Management, LLC (Tang Capital Management), and Kevin Tang. Tang Capital Management is the general partner of Tang Capital and Kevin Tang is the manager of Tang Capital Management.

All parties share voting and dispositive power over the shares of common stock reported. The principal address of Tang Capital, Tang Capital Management and Kevin Tang is 4747 Executive Drive, Suite 210, San Diego, CA 92121.
(4)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 by RTW Investments, LP (RTW Investments), and Mr. Roderick Wong. RTW Investments and Mr. Roderick Wong share the power to vote, dispose, direct the vote or disposition of the shares of common stock. RTW Investments is the investment adviser to certain funds (RTW Funds) with respect to shares of the Company’s common stock directly held by RTW Funds. Mr. Roderick Wong is the Managing Partner and Chief Investment Officer of RTW Investments with respect to the shares of the Company’s common stock held directly by the RTW Funds. RTW Master Fund, Ltd., one of the RTW funds, has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of more than 5% of the shares of common stock reported herein. RTW Investments and Mr. Roderick Wong’s principal offices are located at 40 10th Avenue, Floor 7, New York, New York 10014.
(5)
Based solely on Schedule 13G filed with the SEC on January 19, 2024 by Commodore Capital LP and Commodore Capital Master LP. Consists of 4,250,000 ordinary shares held by Commodore Capital Master LP, a Cayman Islands exempted limited partnership (Commodore Master). Commodore Capital LP, a Delaware limited partnership (the Firm), as the investment manager to Commodore Master, may be deemed to beneficially own these securities. Michael Kramarz and Robert Egen Atkinson are the managing partners of the Firm and exercise investment discretion with respect to these securities. Each of Commodore Master, the Firm, Mr. Kramarz and Mr. Atkinson disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein. The address for the Firm and Commodore Master is 444 Madison Avenue, Floor 35, New York, New York 10022.
(6)
Consists of (i) 38,002 shares of common stock held directly by Mr. Schor, (ii) 53,424 shares of common stock held directly by The C. Schor IRRV Trust, an irrevocable family trust having an independent trustee, (iii) 43,469 shares of common stock held directly by The I. Schor IRRV Trust, an irrevocable family trust having an independent trustee and (iv) 1,783,446 shares of common stock issuable upon the exercise of options held by Mr. Schor exercisable within 60 days of April 9, 2024.
(7)
Consists of (i) 56,100 shares of common stock held by Mr. Harvey, and (ii) 417,947 shares of common stock issuable upon the exercise of options held by Mr. Harvey exercisable within 60 days of April 9, 2024.
(8)
Consists of (i) 35,229 shares of common stock held by Dr. Healey, and (ii) 376,172 shares of common stock issuable upon the exercise of options held by Dr. Healey exercisable within 60 days of April 9, 2024.
(9)
Consists of (i) 93,400 shares of common stock issuable upon the exercise of options held by Dr. Chodakewitz exercisable within 60 days of April 9, 2024 and (ii) 5,900 RSUs held by Dr. Chodakewitz that vest within 60 days of April 9, 2024.
(10)
Consists of (i) 5,000 shares of common stock held by a revocable trust of which Mr. Dubin and his spouse are co-trustees, (ii) 93,400 shares of common stock issuable upon the exercise of options held by Mr. Dubin exercisable within 60 days of April 9, 2024 and (iii) 5,900 RSUs held by Mr. Dubin that vest within 60 days of April 9, 2024.
(11)
Consists of (i) 356,343 shares of common stock held directly by an irrevocable family trust of which Dr. Jakobovits' spouse is the trustee and Dr. Jakobovits' daughter is the beneficiary, (ii) 356,343 shares of common stock held directly by an irrevocable family trust of which Dr. Jakobovits' spouse is the trustee and Dr. Jakobovits' son is the beneficiary, (iii) 138,076 shares of common stock held by a revocable trust of which Dr. Jakobovits and her spouse are co-trustees, (iv) 93,400 shares of common stock issuable upon the exercise of options held by Dr. Jakobovits exercisable within 60 days of April 9, 2024 and (ii) 5,900 RSUs held by Dr. Jakobovits that vest within 60 days of April 9, 2024.
(12)
Consists of (i) 75,733 shares of common stock issuable upon the exercise of options held by Dr. Kauffman exercisable within 60 days of April 9, 2024 and (ii) 5,900 RSUs held by Dr. Kauffman that vest within 60 days of April 9, 2024.
(13)
Consists of (i) 19,500 shares of common stock issuable upon the exercise of options held by Ms. Peng exercisable within 60 days of April 9, 2024.
(14)
Consists of (i) 100,400 shares of common stock issuable upon the exercise of options held by Dr. Sinclair exercisable within 60 days of April 9, 2024 and (ii) 5,900 RSUs held by Dr. Sinclair that vest within 60 days of April 9, 2024.

(15)
Includes (i) the shares of common stock described in note (1) and notes (7) through (14) above, (ii) 83,512 shares of common stock held by other executive officers Blake Aftab Ph.D., our Chief Scientific Officer and Francesco Galimi, M.D. Ph.D., our Chief Medical Officer, (iii) 665,660 shares of common stock issuable upon exercise of options held by Dr. Aftab and Dr. Galimi exercisable within 60 days of April 9, 2024.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Adicet Bio’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Adicet Bio’s independent registered public accounting firm, (3) the performance of Adicet Bio’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the board of directors.

Management is responsible for the preparation of Adicet Bio’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Adicet Bio’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Adicet Bio for the fiscal year ended December 31, 2023. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of Adicet Bio be included in Adicet Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS OF ADICET BIO, INC.

Steve Dubin, Chairperson

Katie Peng

Andrew Sinclair, Ph.D.

April 23, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary, telephone: 650-503-9095. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 19, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals must be delivered by mail should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@adicetbio.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 5, 2025 and no later than March 7, 2025. Stockholder proposals and the required notice should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Investor Relations / Corporate Secretary.

In addition, to comply with the SEC's universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934 by the same deadline noted herein to present matters at the 2025 Annual Meeting of Stockholders.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ANNEX A – AMENDED 2018 PLAN

ADICET BIO, INC.

SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Adicet Bio, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“2015 Plan” means the Adicet Bio, Inc. 2015 Stock Incentive Plan.

“2017 Plan” means the Adicet Bio, Inc. 2017 Stock Incentive Plan, as amended.

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliates” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Continuous Service” means that a Service Relationship is not interrupted or terminated. For this purpose, a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, Non-Employee Director or Consultant of the Company or any Affiliate.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. Subject to adjustment as provided in Section 3(c), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be (i) the sum of (x) 9,270,590 shares of Stock (the “Initial Limit”), subject to adjustment as provided in Section 3(c), and (y) the number of Shares that remain available for grants under the 2015 Plan as of the Effective Date, plus (ii) on January 1, 2024 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5% of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2024 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 3,150,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) under each of the Plan, the 2017 Plan and the 2015 Plan shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,000,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such

Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or csh, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.	TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.	SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion, without stockholder consent, to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company’s stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.	GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19.	EFFECTIVE DATE OF PLAN

This Second Amended and Restated 2018 Stock Option and Incentive Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present (the “Effective Date”). No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan, as amended and restated, is approved by the Board.

SECTION 20.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: December 21, 2017

DATE APPROVED BY STOCKHOLDERS: January 12, 2018

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: April 17, 2023

DATE STOCKHOLDERS APPROVED AMENDED AND RESTATED PLAN: June 1, 2023

STREET, 13TH FLOOR BOSTON, MASSACHUSETTS 02116 VOTE BY

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED 2018 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, Adicet Bio, Inc. (the “Company”) maintains the Adicet Bio, Inc. 2018 Second Amended and Restated Stock Option and Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;

WHEREAS, the Board desires to amend the Plan to increase the number of shares available for issuance under the Plan;

WHEREAS, Section 16 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2024 Annual Meeting and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE:

1.
The Plan is hereby amended by replacing Section 3(a) in its entirety to read as follows:

“(a) Stock Issuable. Subject to adjustment as provided in Section 3(c), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be (i) 16,594,548 shares of Stock (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus (ii) on January 1, 2025 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5% of the number of shares of Stock issued and outstanding (inclusive of the number of shares of Stock issuable upon the exercise of the Company’s outstanding pre-funded warrants) on the immediately preceding December 31 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2025 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 3,150,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) under each of the Plan, the 2017 Plan and the 2015 Plan shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.
Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

3.
Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been adopted by the Board of Directors of the Company on April 11, 2024 and approved by the stockholders of the Company on , 2024.

ANNEX B – AUTHORIZED SHARES CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF ADICET BIO INC.

Adicet Bio, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.
The Third Amended and Restated Certificate of Incorporation, as heretofore amended, is hereby amended by replacing the first paragraph of Article IV in its entirety to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”

2.
The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the foregoing amendment set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.
3.
The stockholders of the Corporation, at a meeting duly called and held pursuant to Section 222 of the DGCL, duly adopted the amendments set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.
4.
The foregoing amendments were duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment on , 2024.

ADICET BIO, INC.

By:_______________________

Name: Chen Schor

Title: Chief Executive Officer

ANNEX C – EXCULPATION CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF ADICET BIO INC.

Adicet Bio, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.
The Third Amended and Restated Certificate of Incorporation, as heretofore amended, is hereby amended by adding a new Article X to reflect new Delaware law provisions regarding exculpation of officers as follows:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

2.
The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the foregoing amendment set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.
3.
The stockholders of the Corporation, at a meeting duly called and held pursuant to Section 222 of the DGCL, duly adopted the amendments set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.
4.
The foregoing amendments were duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment on , 2024.

ADICET BIO, INC.

By:_______________________

Name: Chen Schor

Title: Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V44706-P08668 3. To amend the Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. 4. To amend the Third Amended and Restated Certificate of Incorporation to limit the liability of certain of the Company's officers as permitted by Delaware law. 5. To ratify, on a non-binding advisory basis, the compensation of our named executive officers. 6. To ratify, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 7. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 7. The Board of Directors recommends that you vote 1 YEAR for proposal 6. 2. To amend the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 5,000,000 shares of common stock. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For All Withhold All For All Except For Against Abstain For Against Abstain ADICET BIO, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ADICET BIO, INC. 131 DARTMOUTH STREET, FLOOR 3 BOSTON, MASSACHUSETTS 02116 01) Michael G. Kauffman, M.D., Ph.D. 02) Andrew Sinclair, Ph.D. Nominees: The Board of Directors recommends you vote FOR the following: 1. To elect two class III directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACET2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V44707-P08668 ADICET BIO, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 5, 2024, 5:00 PM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Chen Schor and Nick Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADICET BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual format only at 5:00 PM, EDT on June 5, 2024, and any adjournment or postponement thereof. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. Continued and to be signed on reverse side